Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.24BI

ONE HUNDRED TWELFTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS CABLE HOLDING COMPANY, LLC

This One Hundred Twelfth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Cable Holding Company, LLC (“Customer”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003, and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, pursuant to the Agreement, CSG provides Customer with ********** ******* *** OAAT Services in the amount of up to *** ******* *** *********** (***) ***** per ***** for a mutually agreed upon fee;

WHEREAS, Customer requests and CSG agrees to increase the number of ******* ********** ******* ***** *** OAAT Services **** *** ******* *********** (***) ***** to *** ******* ********** (***) ***** for the fee set forth below, commencing as of ******* *, ****;

WHEREAS, the Parties desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficient of which is hereby acknowledged, CSG and Customer agree as follows:

1.	As of the Effective Date (defined below), Schedule F, “Fees,” of the Agreement is hereby amended as follows:

The OAAT Production Support Fees line item within the Recurring Monthly Fees for OAAT and related Note 2 in Schedule F of the Agreement, as amended by the Fifty-seventh (CSG document no. 2309497), the Eighty-ninth (CSG document no. 2507191) and the One Hundredth (CSG document no. 4108400) Amendments, shall be deleted and replaced with the following:

Description of Item/Unit of Measure	Frequency	Fee
▪OAAT ********** ******* Fee (Note 2) (Note 3)	*******	$*********

Note 2: Commencing as of ******* *, ****, ********** ******* will be limited to *** ******* ********** (***) ***** per *****.  CSG will notify Customer when Customer has exhausted ****** ******* (**%) of the ******* ***** in any given *****. For the ****** of ******* ****, ******** **** and ***** ****, CSG will invoice Customer the amount of $******** per *****, as *** ********** ******** ******** in accordance with the Agreement on an ********** ***** the amount of $********* per *****. Thereafter, CSG will invoice the ******* amount on an ********** ***** in accordance with the Agreement. For clarification purposes, CSG will invoice Customer for the cumulative OAAT ********** ******* *** on the next-scheduled ****** ****** in accordance with the Eighty-seventh Amendment (CSG document no. 2506640).  Additional fees will apply for ***** exceeding this ******* limit and will be set forth in a separate mutually agreed upon Statement of Work.

[Signature Page Follows]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed as of the day and year last signed below (the Effective Date")

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Name: Michael Ciszek	Name: Gregory L. Cannon
Title: SVP - Billing Strategy & Ops	Title: SVP, Secretary & General Counsel
Date: 11/18/16	Date: 11/22/16